Exhibit 10.1

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE- 034 DATE OF CHANGE ORDER: August 4, 2006 P&ID HAZOPS Comments

The Agreement between the Parties listed above is changed as follows:

Trend T-0047 is to implement the following P&ID Hazardous Operations (HAZOPS) review items per trend matrix reference numbers:

1.	Remove 2 butterfly valves, 4 ball valves and 4 globe valves in 30” header piping at storage tanks (Item 1.01).

2.	Provide position indicator on HV24021/2, 2 for S-101 - Total- 6 (Item 1.07).

3.	Add 2 each flow gauges to each unloading arm at East and West Jetty(Item 1.16)

4.	Low pressure discretionary vent, add 3 – 16” vents with actuated butterfly valves (Item 2.01).

5.	Add 1 each position indicator on PV-24002 (Item 2.02).

6.	Add 1 each differential pressure with transmitter and local pressure indicator (PI) upstream of V-103. (Item 3.03).

7.	For minimum flow line from in-tank pumps back into storage tanks, use interlocks to ensure one valve is always open (Item 3.11).

8.	Add 10” stainless steel check valve (2 each) between FV-25002 and V-111 (Item 4.09).

9.	Add flow indication, 2 places, in blanket gas line GN-25612 (Item 4.11).

10.	Add isolation drain valves at V-111 to allow discretionary vent (Item 4.12).

11.	Install splash guards at removable spool, 8” line, 2 each discharge line, 32 each (Item 4.19).

12.	Change 12” carbon steel 900# ball valves in master meter skid to trunion valves (Item 8.05).

13.	On-line custody calibration system is included in meter package. Item was cancelled. (Item 8.06).

14.	Add 12 inch carbon steel 900# check valves downstream of XV-25954. Item was cancelled. (Item 8.08).

15.	Provide level switches in place of differential pressure type level transmitters (Item 1.05).

Reference the following attached documents:

1)	Estimate for P&ID HAZOP Comments Changes (T-0047)

2)	Payment Milestones (T-0047)

1 of 3

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE- 034 DATE OF CHANGE ORDER: August 4, 2006 P&ID HAZOPS Comments

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 thru 0028, 0031 and 0033)	$86,200,784
The Contract Price prior to this Change Order was	$733,136,784
The Contract Price will be increased by this Change Order in the amount of	$1,366,829
The new Contract Price including this Change Order will be	$734,503,613

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – P&ID Hazops Comments (T-047).

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE- 034 DATE OF CHANGE ORDER: August 4, 2006 P&ID HAZOPS Comments

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Director
Title
Aug. 24, 2006
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

Date of Signing

/s/ Keith Meyer
* Keith Meyer
President Cheniere LNG

Aug. 22, 2006
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

8/4/06
Date of Signing

*	Required Owner signature - Mr. Horton may sign on behalf on Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE- 035

DATE OF CHANGE ORDER: August 14, 2006

Extension of Contractors All Risk, Delay in Start-Up (DSU), and Excess Of Loss – Windstorm and Flood Insurance Coverage Expiration Dates

The Agreement between the Parties listed above is changed as follows:

With reference to the Agreement, Attachment O, Insurance Requirements the coverage period for the following insurance policies: 1) Contractors All Risk (Builder’s Risk); 2) Builder’s Risk – Delayed Start-Up; and 3) Excess of Loss – Windstorm and Flood Policy, have been extended as follows.

Contractors All Risk – The Contractors All Risk (Builder’s Risk) coverage period has been extended to expire at 23:59 Central Standard Time on December 20, 2008 or issue of a Substantial Completion Certificate, whichever is earlier. The additional premium is $731,136.00. If Substantial Completion is achieved between September 2, 2008 and December 19, 2008, the additional premium will be reimbursed on a pro-rata basis.

Delay In Start Up (DSU) – The Delay in Start Up coverage period has been extended to expire at 23:59 Central Standard Time on December 20, 2008 or issue of a Substantial Completion Certificate, whichever is earlier. The additional premium is $373,644.00. If Substantial Completion is achieved between September 2, 2008 and December 19, 2008, the additional premium will be reimbursed on a pro-rata basis.

Excess Of Loss – Windstorm and Flood Coverage – The Excess of Loss – Windstorm and Flood coverage period has been extended to expire at 23:59 Central Standard Time on December 20, 2008 or issue of a Substantial Completion Certificate, whichever is earlier. The additional premium is $457,267.00.

The total value of this change order is $1,562,047.00.

It is recognized that some of the insurance policies that cover Phase 1 Facility have been extended to include coverage for Phase 2 and in some cases the policy limits are being shared among the two Phases. To the extent any insurance policy provided by Bechtel under the Phase 2 Agreement also applies to the Phase 1 Facility and an occurrence with respect to that policy affects both the Phase 1 Facility and the Phase 2 Facility, the Phase 1 Facility shall have priority and any proceeds from such insurance policy shall be used first to satisfy any claim(s) with respect to the Phase 1 Facility before being applied or used to satisfy any claims with respect to the Phase 2 Facility.”

For avoidance of doubt, the extension of the expiration dates of the insurance coverages listed above shall not be interpreted to modify the insurance requirements under the Agreement for Engineering, Procurement, Construction and Management of Construction Services dated July 21, 2006 for the Phase 2 Receiving, Storage and Regasification Terminal Expansion.

Reference the following attached documents:

1)	Estimate for Contractors All Risk, DSU, Excess of Loss Windstorm & Flood Insurance Coverage Period Changes

2)	Payment Milestones (T-0143).

With respect to the Milestone Payment for the additional premiums in the amount $1,562, 047.00, the invoice will be due and payable no later than August 25, 2006.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE- 035

DATE OF CHANGE ORDER: August 14, 2006

Extension of Contractors All Risk, Delay in Start-Up (DSU), And Excess Of Loss – Windstorm and Flood Insurance Coverage Expiration Dates

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 thru 0028, 0031 and 0034)	$87,567,613
The Contract Price prior to this Change Order was	$734,503,613
The Contract Price will be increased by this Change Order in the amount of	$1,562,047
The new Contract Price including this Change Order will be	$736,065,660

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3, 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – Contractors All-Risk, Delay in Start-Up, Excess of Loss – Windstorm and Flood Insurance coverage period changes (T-0143)”. Payment is due August 25, 2006.

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE- 035

DATE OF CHANGE ORDER: August 14, 2006

Extension of Contractors All Risk, Delay in Start-Up (DSU), And Excess Of Loss – Windstorm and Flood Insurance Coverage Expiration Dates

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Director
Title
Aug. 24, 2006
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

Date of Signing

/s/ Keith Meyer
* Keith Meyer President Cheniere LNG

Aug. 22, 2006
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

8/21/06
Date of Signing

*	Required Owner signature - Mr. Horton may sign on behalf on Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-036 DATE OF CHANGE ORDER: Sep 14, 2006 Project: Critical Piping Tie Ins

You are hereby directed to make the following additions or modifications to, or deductions from, the Work:

Implement the following critical Piping Tie-Ins:

Perform engineering, procurement, fabrication, shipping, storage, construction installation, and all other work necessary to achieve completed configurations for the Critical Piping Tie-ins which shall include but not necessarily be limited to:

•	Modification to existing Phase 1 piping

•	Modification to existing Phase 1 piperack structure

•	Perform interference checks and make modifications as required to eliminate interferences with any and all other Phase 1 permanent features that are affected, such as cable trays and cabling.

•	Provision of all supervision, craft labor, equipment, materials, tools, consumables, and personal protective equipment as required

•	Provision of cranes, lifts, and scaffolding as required

•	Fabrication and installation of piping assemblies complete with all fittings, valves, appurtenances, gaskets, bolts, vents, drains, and blinds as required to achieve completed configurations as depicted on the attached P&IDs and isometrics.

•	Fabrication, protective coating, and installation of piping supports, both permanent and temporary as required

•	Stress relief as required

•	Non-destructive examination

•	Leak testing

•	Protective coating and insulation of piping as required.

•	Provide any other requirements for the safe and efficient future connections to these piping systems during the Phase 2 construction.

All other work necessary including management, QA/QC, reporting, record-keeping, touch-up, clean-up, removal of debris, and any other activity required to complete the work. Refer to the attached documents for further information.

Contractor shall proceed with the above design changes and prepare detailed Lump Sum cost estimates. Upon final review and approval by Owner of the detailed estimate, Contractor shall prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on September 14, 2006

1

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-036 DATE OF CHANGE ORDER: Sep 14, 2006 Project: Critical Piping Tie Ins

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Charif Souki	/s/ Stan Horton
*Charif Souki	* Stan Horton
Chairman	President and COO Cheniere Energy

9-20-06
Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
*Keith Meyer	* Ed Lehotsky
President Cheniere LNG	Owner Representative

9-20-06	9/15/06
Date of Signing	Date of Signing

*	Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

2

CHANGE ORDER

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-0037 DATE OF CHANGE ORDER: September 30, 2006 LNG TANK SUBCONTRACTOR – RECOVERY OF COST/SCHEDULE IMPACTS RELATED TO HURRICANES KATRINA, RITA AND WILMA

The Agreement between the Parties listed above is changed as follows:

Contractor and Owner agree to implement and incorporate the following changes to the Agreement for the impacts to the LNG Tank Subcontractor caused by hurricanes Katrina, Rita and Wilma (the “Hurricanes”) and to accelerate the Work to achieve the Ready for Cool Down dates as contained in Change Order SP/BE-0032, in order for Contractor to achieve the Target Bonus Date and the Forecasted Substantial Completion date, as contained in Change Order SP/BE-0032.

Adjustment to Contract Price:

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders	$89,129,660
The Contract Price prior to this Change Order was	$736,065,660
The Contract Price will be increased by this Change Order in the amount of	$10,472,865
The new Contract Price including this Change Order will be	$746,538,525

The Contract Price adjustment of $10,472,865 set forth in this Change Order is hereinafter referred to as the “LNG Tank Subcontract Price Adjustment.” The breakdown of the LNG Tank Subcontract Price Adjustment is attached hereto as Attachment A.

(1)	Part of the LNG Tank Subcontract Price Adjustment is to attract qualified craft and supervision, plus the use of certain equipment required to accelerate the Subcontract Work to achieve the Ready for Cool Down dates, which are required to achieve Contractor’s Target Bonus Date and Forecasted Substantial Completion date. The Parties agreement with respect to the forecast of wage, and incentive increases, plus the use of certain equipment, is listed in paragraphs 4.01 through 4.09 of Attachment A (hereinafter referred to as the “Revised Compensation & Equipment Forecast”). If the Contractor does not pay out the full Revised Compensation & Equipment Forecast amount, the LNG Tank Subcontract Price Adjustment will be lowered in the amount of the difference in the amount paid and the amount listed in paragraphs 4.01 through 4.09 and the adjustment will be reflected in a subsequent Change Order. On the other hand, if the Revised Compensation & Equipment Forecast amount is not sufficient to attract qualified craft and supervision personnel to accelerate the Work to achieve the Ready for Cool Down dates, the Target Bonus date and the Forecasted Substantial Completion date, the Parties will revise the Revised Compensation & Equipment Forecast cost elements, as necessary, or adjust the Tank RFCD dates, Target Bonus date or the Forecasted Substantial Completion date, to the degree that it can be demonstrated that any Owner decision not to increase the Revised Compensation and Equipment Forecast as recommended by the LNG Tank Subcontractor will impact the critical path RFCD dates. Any such changes in the Revised Compensation & Equipment Forecast or schedule completion dates will be incorporated into the Agreement through a separate Change Order.

(2)

The LNG Tank Subcontract Price Adjustment above excludes potential bonuses that may be earned pursuant to Attachment A, item 5.0. Should Tank 1 be Ready for Cool Down (“RFCD”) on or before February 18, 2008, the LNG Tank Subcontractor will earn a lump sum bonus payment of five hundred thousand dollars ($500,000). Should Tank 2 be RFCD on or before March 23, 2008, the

LNG Tank Subcontractor will earn a lump sum bonus payment of five hundred thousand dollars ($500,000). No bonus ($500,000) may be earned by the LNG Tank Subcontractor if Tank 1 is RFCD later than February 18, 2008. No bonus ($500,000) may be earned by the LNG Tank Subcontractor if Tank 2 is RFCD later than March 23, 2008.

Should Tank 3 be Ready for Cool Down (“RFCD”) prior to July 1, 2008, LNG Tank Subcontractor will earn a daily bonus of eighteen thousand four hundred and sixty-one dollars ($18,461) per calendar day, up to a maximum bonus of one million two hundred thousand dollars ($1,200,000).

A separate Change Order will be executed at such time as each bonus is earned.

(3)	All amounts paid to Contractor under this Change Order SP/BE-0037 (and future Change Orders if a RFCD bonus is earned per Section 2 above) will be paid to the LNG Tank Subcontractor.

Other Requirements and Information:

With respect to Attachment A, Actual Cost (1.0), LNG Tank Subcontractor’s payment records related to the actual costs paid, will be available for Owners review, on site. Payment to Subcontractor will be made simultaneous with payment to Contractor, which is due within thirty (30) after Owners review and approval of LNG Tank Subcontractor’s invoice.

With respect to Attachment A, Lump Sum Costs (2.0) and Risk Premium (3.0), LNG Tank Subcontractor shall be paid these amounts on a lump sum basis. Payment to Subcontractor will be made simultaneous with payment to Contractor, which is due within thirty (30) after Owners review and approval of LNG Tank Subcontractor’s invoice.

With respect to Attachment A, the Revised Compensation & Equipment Forecast (4.0), on a monthly basis LNG Tank Subcontractor’s payment records related to the wages, incentives and equipment usage paid out with respect to paragraphs 4.01 to 4.09 of Attachment A will be available for Owner’s review on Site. Such records shall be in the form of LNG Tank Subcontractor’s standard records, as may be reasonably required by Owner to validate LNG Tank Subcontractor’s payments for such wages, incentives, and equipment in accordance with Attachment A. The amounts paid with respect to item (1) shall be reconciled on a monthly basis and once agreed in writing shall not be subject to further review. Payment to Subcontractor will be made simultaneous with payment to Contractor, which is due within thirty (30) after Owners review and approval of LNG Tank Subcontractor’s invoice.

Any Dispute related to the Owner approval or payment of an LNG Tank Subcontractor invoice or charge under this Change Order, shall be resolved in accordance with the Agreement, Article 18.1, except that Owners, Contractors and LNG Tank Subcontractors senior management shall meet and have full authority to equitably resolve such dispute. The decision of the senior managers shall be binding on all parties and such decision shall not be subject to further dispute or appeal pursuant to Article 18.2.

Pursuant to (1) above, Owner, Contractor and LNG Tank Subcontractor senior executives will meet once a quarter to review progress of the Subcontract Work compared to the revised Level III Schedule, current issues, mitigation efforts and proactive actions to be taken. In addition, they will discuss whether any additional requirements outside of this Change Order should be implemented, which may or may not cause the Contract Price and/or Project Schedule to be adjusted. If such additional requirements are implemented, they will be implemented through a Change Order.

The Parties’ agreement hereunder with respect to the events covered by this Change Order shall not prejudice or waive any rights the Parties’ may have under the Agreement with respect to any future events of Force Majeure (including hurricanes and named tropical storms), if any.

2

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged from April 3, 2008.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following the NTP.

The Guaranteed Substantial Completion Date will be unchanged from Dec 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is therefore 1,355 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: Per the attached Payment Schedule

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No change

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

Subject to the adjustments (if any) with respect to item (1) under the heading “Adjustment to Contract Price”, this Change Order shall constitute a full and final settlement and accord and satisfaction of all of the effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Stan Horton	/s/ C. Asok Kumar
*Charif Souki, Chairman	Contractor

10/20/06	C. Asok Kumar
Date of Signing	Name

/s/ Stan Horton	Project Director
*Stan Horton, President & COO Cheniere Energy	Title

10/20/06	10/20/06
Date of Signing	Date of Signing

/s/ Keith Meyer
* Keith Meyer, President Cheniere LNG

3

10-23-06
Date of Signing

/s/ Ed Lehotsky
*Ed Lehotsky, Owner Representative

10/19/06
Date of Signing

*	Required Owner Signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

4

SP/BE-0037

Attachment A

LNG Tank Subcontract Price Adjustment

	Description	Cost
	Cost Impacts from Hurricanes and Acceleration Costs	LNG Tank Subcontract
1.0	Actual Cost	$1,069,616
2.0	Lump Sum Costs (includes material & equipment, recovery plan and improved site access in tank area)	$1,314,416
3.0	Risk Premium	$1,200,000
	Subtotal Actual/Lump Sum Cost	$3,584032
	Revised Compensation & Equipment Forecast to Recover Schedule Impacts
	(Subject to Quarterly Review as Provided in Change Order)
4.0	Wage, Benefit and Incentive Increases
4.01	Craft Labor Cost	$1,789,911
4.02	On-Site Staff Labor Cost	$299,945
4.03	Increased Craft Subsistence	$1,052,547
4.04	Increased On-Site Staff Subsistence	$160,986
4.05	Increased future Subcontractor cost	$1,104,313
4.06	DMSI Concrete Cost	$363,720
4.07	Employee Retention Incentive	$1,250,000
4.08	Discretionary overtime and subcontractor incentives	$110,000
4.09	Equipment to improve schedule	$757,411
	Subtotal Increase in Wage and Incentives plus Equipment	$6,888,833
	Total Change Order Amount SP/BE-0037	$10,472,865
	Potential Bonuses – Paid Only if RFCD dates achieved
5.01	Tank 1 RFCD (lump sum)	$500,000
5.02	Tank 2 RFCD (lump sum)	$500,000
5.03	Tank 3 RFCD ($18,461/ day to max $1.2 mil)	$1,200,000
	Subtotal Potential Bonuses (by future Change Order)	$2,200,000

CHANGE ORDER

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-0038 DATE OF CHANGE ORDER: October 11, 2006 PILING and MARINE SUBCONTRACTOR – RECOVERY OF COST/SCHEDULE IMPACTS RELATED TO HURRICANES KATRINA, RITA AND WILMA

The Agreement between the Parties listed above is changed as follows:

Contractor and Owner agree to implement and incorporate the following changes to the Agreement for all of the cost impacts to the Piling (BOH Bros.) and Marine (Weeks Marine) Subcontractors and the LNG Tank Piling Supplier (Dunham-Price) caused by hurricanes Katrina, Rita and Wilma (the “Hurricanes”).

Adjustment to Contract Price:

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders	$99,602,525
The Contract Price prior to this Change Order was	$746,538,525
The Contract Price will be increased by this Change Order in the amount of	$3,997,529
The new Contract Price including this Change Order will be	$750,536,054

The Contract Price adjustment of $3,997,529 set forth in this Change Order is hereinafter referred to as the “Piling and Marine Subcontract Force Majeure Price Adjustment.” The breakdown of the Contract Price increase is as follows:

1. Dunham Price- LNG Tank Pile Supplier	$957,135.00
2. Weeks Marine- Marine Work Subcontractor	$2,007,342.00
3. BOH Bros. Process Piling Work Subcontractor	$1,033,052.00

$3,997,529.00

This Contract Price adjustment is for the full and final settlement of force majeure issues and claims by Contractor’s Subcontractors Weeks Marine and BOH Bros and Contractor’s Sub-subcontractor Dunham – Price for the LNG tank pile supply

The Parties’ agreement hereunder, with respect to the events covered by this Change Order, shall not prejudice or waive any rights the Parties’ may have under the (1) Agreement with respect to any future events of Force Majeure (including hurricanes and named tropical storms), if any, or (2) Change Orders SP/BE 30, 32 or 37.

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged from April 3, 2008.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following the NTP.

The Guaranteed Substantial Completion Date will be unchanged from Dec 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is therefore 1,355 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: Per the attached Payment Schedule

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No change

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

Subject to the adjustments (if any) under the heading “Adjustment to Contract Price”, this Change Order shall constitute a full and final settlement and accord and satisfaction of all of the effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Stan Horton	/s/ C. Asok Kumar
*Charif Souki, Chairman	Contractor

10/20/06	C. Asok Kumar
Date of Signing	Name

/s/ Stan Horton	Project Director
*Stan Horton, President & COO Cheniere Energy	Title

10/20/06	10/30/06
Date of Signing	Date of Signing

/s/ Keith Meyer
* Keith Meyer, President Cheniere LNG

10-23-06
Date of Signing

/s/ Ed Lehotsky
*Ed Lehotsky, Owner Representative

10/17/2006
Date of Signing

*	Required Owner Signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.